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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  May 8, 2003


                         THE ELDER-BEERMAN STORES CORP.
             (Exact name of registrant as specified in its charter)


                Ohio                     0-02788               31-0271980
     (State or other jurisdiction       (Commission          (IRS Employer
          of incorporation)             File Number)       Identification No.)


             3155 El-Bee Road                               45439
               Dayton, Ohio                               (Zip Code)
 (Address of principal executive offices)


Registrant's telephone number, including area code:   (937) 296-2700

                                 Not Applicable
          (Former name or former address, if changed since last report)



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ITEM 9. REGULATION FD DISCLOSURE (ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS
AND FINANCIAL CONDITION)

         The following information is intended to be furnished under Item 12, "Results of Operations and Financial Condition," but is instead being furnished pursuant to Item 9 in accordance with the interim guidance contained in Securities and Exchange Commission Release No. 34-47583.

         On May 8, 2003, The Elder-Beerman Stores Corp. issued a press release announcing its sales results for the first quarter of 2003. The text of the release is attached as Exhibit 99.1 to this Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               THE ELDER-BEERMAN STORES CORP.

                               By:  /s/  Edward A. Tomechko
                               --------------------------------------
                               Name:   Edward A. Tomechko
                               Title:  Executive Vice President-
                                       Chief Financial Officer,
                                       Treasurer and Secretary


Dated:  May 14, 2003

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